UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 8, 2011
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AMCOL INTERNATIONAL CORPORATION
(Exact name of registrant as specified in its charter)

Delaware State of Other Jurisdiction of Incorporation	1-14447 Commission File Number	36-0724340 I.R.S. Employer Identification Number

2870 Forbs Avenue
Hoffman Estates, IL 60192
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (847) 851-1500

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On February 8, 2011, the Compensation Committee (the “Committee”) of AMCOL International Corporation (“AMCOL”) authorized awards of performance-based restricted stock (“RSAs”) and stock options to AMCOL’s executive officers under AMCOL’s 2010 Long-Term Incentive Plan.  A description of the material terms and conditions of these awards is set forth below.  These descriptions are qualified by reference to the full text of the Performance Based Restricted Stock Form Award Agreement attached hereto as Exhibit 10.1 and the Form of Option Award Agreement filed as Exhibit 10.3 to AMCOL’s Current Report on Form 8-K filed on May 7, 2010.

Performance-Based Restricted Stock Awards

Set forth below is a table outlining the number of RSAs awarded to our executive officers.  The number of RSAs that will vest depends on AMCOL’s return on capital employed in fiscal 2011, 2012 and 2013.  In addition, for Mr. Pearson, the number of RSAs that will vest depends on the cost of capital in fiscal 2011, 2012 and 2013.  In the event of a Change of Control, all unvested RSAs will immediately vest.  Dividends will not be paid on the RSAs until the shares have vested.  At such time as the RSA vests, the executive is entitled to a payment based on the dividends declared during the restricted period and the number of shares earned.

Name and Position	Number of RSAs
Ryan F. McKendrick President and Chief Executive Officer	20,000
Donald W. Pearson Chief Financial Officer, Vice President	25,000
Gary L. Castagna Senior Vice President and President of Global Minerals and Materials	10,000
Michael R. Johnson Vice President and President of CETCO Oilfield Services	10,000
Robert J. Trauger Vice President and President of CETCO	10,000

Stock Option Awards

Set forth below is a table outlining the number of options awarded to our executive officers.  These options have a ten-year term and will vest 33.3% each year over a three-year period.  Once vested, the options are exercisable at $30.66, the closing price of our common stock on the award date.

Name and Position	Number of Options
Ryan F. McKendrick President and Chief Executive Officer	30,000
Donald W. Pearson Chief Financial Officer,	15,000
Vice President
Gary L. Castagna Senior Vice President and President of Global Minerals and Materials	15,000
Michael R. Johnson Vice President and President of CETCO Oilfield Services	10,000
Robert J. Trauger Vice President and President of CETCO	10,000

Item 9.01                      Financial Statements and Exhibits.

(d)           Exhibits.

10.1         Performance Based Restricted Stock Form Award Agreement

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMCOL INTERNATIONAL CORPORATION
Date:	February 14, 2011	By:	/s/ Donald W. Pearson
Donald W. Pearson
Vice President and Chief Financial Officer

INDEX TO EXHIBITS

Exhibit No.	Description of Exhibit
10.1	Performance Based Restricted Stock Form Award Agreement